Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	Nov 1, 2007- Nov 30, 2007

MONTHLY OPERATING REPORT

DEBTORS’ ADDRESSES:	Homebanc Mortgage Corporation (Case No. 07-11079) 2002 Summit Blvd, Suite 100 Atlanta, GA 30319

HomeBanc Corp. (Case No. 07-11080) 2002 Summit Blvd, Suite 100 Atlanta, GA 30319

HomeBanc Funding Corporation (Case No. 07-11081) 2002 Summit Blvd, Suite 100 Atlanta, GA 30319

HomeBanc Funding Corporation II (Case No. 07-11082) 2002 Summit Blvd, Suite 100 Atlanta, GA 30319

HMB Acceptance Corporation (Case No. 07-11083) 2002 Summit Blvd, Suite 100 Atlanta, GA 30319

HMB Mortgage Partners, LLC (Case No. 07-11084) 2002 Summit Blvd, Suite 100 Atlanta, GA 30319

REPORT PREPARER: Subsidiaries	Homebanc Mortgage Corporation and Debtor

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Homebanc Mortgage Corporation, for itself and its subsidiary debtors; Debtors-in-Possession

By:	/s/ Donald R. Ramon
Donald R. Ramon
Senior Vice President and Controller

Date: December 20, 2007

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	Nov 1, 2007- Nov 30, 2007

TABLE OF CONTENTS

I.	Consolidating Balance Sheets (unaudited)

II.	Consolidating Statements of Operations (unaudited)

III.	Consolidating Statements of Cash Flows (unaudited)

IV.	Disbursements for Calculating U.S. Trustee Quarterly Fees

V.	Certifications

VI.	Summary of Post-petition Accounts Receivable and Accounts Payable, including Agings

VII.	Debtor Questionnaire

VIII.	Bank Account Summary

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	November 1, 2007- November 30, 2007

Company Guide for Financial Statement Abreviations

The consolidated financial statements for HomeBanc Corporation and its subsidiary are prepared in accordance with Generally Accepted Accounting Principals (“GAAP”) and as such contain both debtor and non-debtor entities. Listed below is a guide to the company abreviations contained in the financial statements.

Abbreviation	Company Name	Debtor or Non Debtor
HBMC	HomeBanc Mortgage Corporation	Debtor
HBFCI	HomeBanc Funding Corporation	Debtor
HBFCII	HomeBanc Funding Corporation II	Debtor
HMB	HomeBanc Corporation	Debtor
HBMT 2004-1	HomeBanc Mortgage Trust 2004-1	Non-Debtor
HBMT 2004-2	HomeBanc Mortgage Trust 2004-2	Non-Debtor
HBMT 2005-1	HomeBanc Mortgage Trust 2005-1	Non-Debtor
HBMT 2005-2	HomeBanc Mortgage Trust 2005-2	Non-Debtor
HBMT 2005-3	HomeBanc Mortgage Trust 2005-3	Non-Debtor
HBMT 2005-4	HomeBanc Mortgage Trust 2005-4	Non-Debtor
HBMT 2005-5	HomeBanc Mortgage Trust 2005-5	Non-Debtor
HBMT 2006-2	HomeBanc Mortgage Trust 2006-2	Non-Debtor
HBAC	HomeBanc Acceptance Corporation	Debtor
HBTP	HomeBanc Title Partners	Non-Debtor
MI Captive	Ml Captive	Non-Debtor
HMB Mortgage Partners	HMB Mortgage Partners	Debtor

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	November 1, 2007- November 30, 2007

CONSOLIDATING BALANCE SHEETS (unaudited)

AS OF NOVEMBER 30, 2007

(Dollars in Thousands)

	HBMC	HBFC I	HBFC II	HMB	HBMT 2004-1	HBMT 2004-2	HBMT 2005-1	HBMT 2005-2	HBMT 2005-3	HBMT 2005-4	HBMT 2005-5	HBMT 2006-2	HBAC	Elimination	HMB Consolidated
Assets
Cash	4,307	5,073	781	(2,029)	—	—	—	—	—	—	—	—	(192)		7,940
Restricted cash	10,790	—	—	(341)	—	—	—	—	—	—	—	—	—		10,449
Mortgage loans held for sale, net	496,068	—	—	83	—	—	—	—	—	—	—	—	—	(83)	496,068
Mortgage loans held for investment	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Mortgage servicing rights	67,157	—	—	—	—	—	—	—	—	—	—	—	—		67,157
Receivable from custodian	—	—	—	512	11,016	11,013	5,974	9,559	18,315	44,617	36,688	9,087			146.781
Trading securities	752	—	—	—	—	—	—	—	—	—	—	—	—		752
Securities available for sale	—	—	—	—	—	—	—	—	—	—	—	—	—		—
Securities held to maturity	—	—	—	—	—	—	—	—	—	—	—	—	—		—
Accrued interest receivable	—	—	—	—	—	—	—	—	—	—	—	—	—		—
Premises and equipment, net	—	—	—	—	—	—	—	—	—	—	—	—	—	(70)	(70)
Goodwill, net	—	—	—	—	—	—	—	—	—	—	—	—	—		—
Deferred tax asset, net	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable from affiliates	—	3,758		144,653	1,163	—	—	—	—	—	—	—	—	(149,574)	—
Investment in subsidiaries	—	—	—	392,980	—	—	—	—	—	—	—	—	—	(392,980)	—
Other assets	16,442	—	—	5.260	—	1		(1)	—	1	(2)	1	—	(808)	20,894

Total assets	595,516	8,831	781	541,118	12,179	11,014	5,974	9,558	18,315	44,618	36,686	9,088	(192)	(543,515)	749,971

Liabilities and shareholders’ equity
Warehouse lines of credit	523,011				—	—	—	—	—	—	—	—	—		523,011
Repurchase agreements	—			—											—
Loan funding payable	1,478	—	—	—	—	—	—	—	—	—	—	—	—		1,478
Accrued interest payable	—	—	—	—	—	—	—	—	—	—	—	—	—		—
Accrued expenses	6,211	—	—	—	—	—	—	—	—	—	—	—	—		6,211
Other accounts payable	—	—	—	(18,561)	—	—	—	—	—	—	—	—	—		(18,561)
Accounts payable to affiliates	33,292	—	969		—	6,851	5,073	2,296	13.591	42,862	35,051	10,284	(192)	(149.567)	510
Collateralized debt obligations	—	—	—		—	—	—	—	—		—	—	—		—
Junior subordinated debentures representing obligations for trust preferred securities	—			175,260											175,260

Total liabilities	563,992	—	969	156,699	—	6,851	5,073	2,296	13,591	42,862	35.051	10,284	(192)	(149,567)	687,909
Minority interest	64	—	—	—	—	—	—	—	—	—	—	—	—		64
Shareholders’ equity:
Preferred stock	—	—	—	47,992	—	—	—	—	—	—	—	—	—		47,992
Common stock	—	—	—	571	—	—	—	—	—	—	—	—	—		571
Additional paid-in capital	393,898	25	25	278,865	—	—	—	—	—	—	—	—	—	(393,948)	278,865
Accumulated deficit	(362,438)	8,806	(213)	74,895	12,179	4,163	901	7,262	4,724	1,756	1,635	(1,196)	—		(247,526)
Treasury’ stock	—	—	—	(17,904)	—		—	—	—	—	—	—	—		(17,904)
Accumulated other comprehensive (loss) income	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total shareholders’ equity	31,460	8,831	(188)	384,419	12.179	4,163	901	7,262	4,724	1,756	1,635	(1,196)	—	(393,948)	61,998

Total liabilities and shareholders’ equity	595,516	8,831	781	541,118	12,179	11,014	5,974	9,588	18,315	44,618	36,686	9,088	(192)	(543,515)	749,971

Note: Company abbreviations included on cover page to the financial statements

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	November 1, 2007- November 30, 2007

CONSOLIDATING STATEMENTS OF OPERATIONS (unaudited)

FOR THE MONTH ENDED NOVEMBER 30, 2007

(Dollars in Thousands)

	HBMC	HBFC I	HBFC II	HMB	HBMT 2004-1	HBMT 2004-2	HBMT 2005-1	HBMT 2005-2	HBMT 2005-3	HBMT 2005-4	HBMT 2005-5	HBMT 2006-2	HBAC	Elimination	HMB Consolidated
Revenues:
Net interest income:
Interest income:
Mortgage loans, including fees	1,179	—	—	—	—	—	—	—	—	—	—	—	—	—	1,179
Securities available for sale	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Securities held to maturity	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Trading securities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total interest income	1,179	—	—	—	—	—	—	—	—	—	—	—	—	—	1,179
Total interest expense	(397)	—	—	6,182	—	—	—	—	—	—	—	—	—	—	5,785

Net interest income	782	—	—	6,182	—	—	—	—	—	—	—	—	—	—	6,964
Provision for loan losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Net interest income after provision for loan losses	782	—	—	6,182	—	—	—	—	—	—	—	—	—	—	6,964
Net gain on sale of mortgage loans	(575)	—	—	—	—	—	—	—	—	—	—	—	—	—	(575)
Net gain on sale of securities available for sale	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Mortgage servicing income, net	1.728	—	—	—	—	—	—	—	—	—	—	—	—	—	1,728
Other revenue	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total revenues	1,935	—	—	6,182	—	—	—	—	—	—	—	—	—	—	8,117
Expenses:
Salaries and associate benefits, net	335	—	—	31	—	—	—	—	—	—	—	—	—	—	366
Goodwill impairment	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Marketing and promotions	51	—	—	—	—	—	—	—	—	—	—	—	—	—	51
Occupancy and equipment	(10,636)	—	—	1	—	—	—	—	—	—	—	—	—	—	(10,635)
Depreciation and amortization	486	—	—	—	—	—	—	—	—	—	—	—	—	—	486
Minority interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other operating expense	12,441	—	—	501	—	—	—	—		—	—	—	—	—	12,942

Total expenses	2,677	—	—	533	—	—	—	—		—	—	—	—	—	3,210

Loss before income taxes	(742)	—	—	5,649	—	—	—	—		—	—	—	—	—	4,907
Income tax expense	16,501	—	—	—	—	—	—	—		—	—	—	—	—	16,501

Net loss	(17,243)		—	5,649	—	—		—	—	—	—		—	—	(11,594)

Note: Company abreviations included on cover page to the financial statements

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	November 1, 2007- November 30, 2007

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE ELEVEN MONTH PERIOD ENDED NOVEMBER 30, 2007

(Dollars in Thousands)

November 30, 2007
Operating activities
Net loss	$(182,454)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Goodwill impairment	39,995
Depreciation and amortization	6,830
Net amortization of premium/accretion of discount on investment securities	(1,064)
Provision for loan losses	(3,830)
Provision for losses associated with certain loan sales and mortgage loans held for sale	(5,104)
Gain on sale of securities available for sale	(24,003)
Capitalization of mortgage servicing rights	(23,172)
Change in fair value of mortgage servicing rights	(77)
Loss on disposal of premises and equipment	42,097
Stock-based compensation, net	2,678
Compensation expense for Sales Equity Plan, net	158
Cumulative effect of change in accounting principle	—
Minority interest	22
Deferred taxes	22,218
Decrease (increase) in restricted cash	117,584
(Increase) decrease in mortgage loans held for sale, net	(116,769)
Increase in trading securities	4,072
Decrease in receivable from custodian	(69,169)
Decrease (increase) in accrued interest receivable	22,387
Decrease (increase) in other assets	96,602
(Decrease) increase in accrued interest payable	(9,144)
Decrease in other liabilities	(88,938)

Net cash (used in) provided by operating activities	$(169,081)
Investing activities
Net principal collections of mortgage loans held for investment	4,370,528
Purchases of premises and equipment, net	(3,451)
Purchases of investment securities available for sale	—
Proceeds from the sale of securities available for sale	1,509,386
Proceeds from maturities and prepayments of investment securities available for sale	49,274
Purchase of investment securities held to maturity	—
Proceeds from maturities and prepayments of investment securities held to maturity	10,553

Net cash provided by (used in) investing activities	$5,936,290
Financing activities
Increase (decrease) in warehouse credit facilities, net	118,246
(Decrease) increase in repurchase agreements, net	(1,527,470)
Net change in loan funding payable	(62,377)
Proceeds from debt issuance	—
Repayment of debt	(4,277,026)
Proceeds from issuance of preferred stock, net	—
Purchase of shares under share repurchase program	(16,499)
Purchase of shares under Sales Equity Plan	—
Cash dividends paid	(15,130)

Net cash (used in) provided by financing activities	$(5,780,256)

Net increase (decrease) in cash	(13,047)
Cash and cash equivalents at beginning of period	20,987

Cash and cash equivalents at end of period	$7,940

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	November 1, 2007- November 30, 2007
HBMC BALANCE SHEETS (unaudited) AS OF NOVEMBER 30, 2007 (Dollars in Thousands)

	HBMC	HB Title Partners	Ml Captive	HB Mortgage Partners	Elimination	HBMC Consolidated
Assets
Cash	4,020	176	—	111		4,307
Restricted cash	10,790	—	—	—		10,790
Mortgage loans held for sale, net	496,068	—	—	—		496,068
Mortgage loans held for investment, net	—	—	—	—		—
Mortgage servicing rights, net	67,157	—	—	—		67,157
Trading securities	752	—	—	—		752
Accrued interest receivable	—	—	—	—		—
Premises and equipment, net	—	70	—	—	(70)	—
Goodwill, net	—	—	—	—		—
Deferred tax asset, net	—	—	—	—	—	—
Other assets	10,168	83	6,121	—	70	16,442
A/R from affiliates		4,246	571	77	(4,894)	—
Investment in subsidiaries	752	—	—	—	(752)	—

Total assets	589,707	4,575	6,692	188	(5,646)	595,516

Liabilities and shareholders equity
Warehouse lines of credit	523,011	—	—	—		523,011
Repurchase agreements	—					—
Loan funding payable	1,478	—	—	—		1,478
Accrued interest payable	—	—	—	—		—
Accounts payable to affiliates	38,186				(4,894)	33,292
Other liabilities	6,148	63	—	—		6,211
Deferred tax liability		—	—	—	—	—

Total liabilities	568,823	63	—	—	(4,894)	563,992

Minority interest	—	36	—	28		64
Shareholders’ equity:
Additional paid-in capital	393,898	159	658	56	(873)	393,898
Accumulated deficit	(373,014)	4,317	6,034	104	121	(362,438)
Accumulated other comprehensive income	—	—	—	—		—

Total shareholder’s equity	20,884	4,476	6,692	160	(752)	31,460

Total liabilities and shareholder’s equity	589,707	4,575	6,692	188	(5,646)	595,516

Note: Company abbreviations included on cover page to the financial statements

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	November 1, 2007- November 30, 2007

HBMC STATEMENTS OF OPERATIONS (unaudited)

FOR THE MONTH ENDED NOVEMBER 30, 2007

(Dollars in Thousands)

	HBMC	HB Title Partners	Ml Captive	HB Mortgage Partners	Elimination	HBMC Consolidated
Revenues:
Net gain on sale of mortgages	(575)	—	—	—	—	(575)
Mortgage servicing income, net	1,728	—	—	—	—	1,728
Trading securities	—	—	—	—	—	—
Other revenue	—	—	—	—	—	—
Net interest income:	—	—	—	—	—	—
Interest income	1,179	—	—	—	—	1,179
Interest Expense	(397)	—	—	—	—	(397)
Net interest income	782	—	—	—	—	782

Total revenues	1,935	—	—	—	—	1,935

	—	—	—	—	—	—
Expenses:
Salaries and associate benefits, net	335	—	—	—	—	335
Goodwill impairment	—	—	—	—	—	—
Marketing and promotions	51	—	—	—	—	51
Occupancy and equipment expense	(10,636)	—	—	—	—	(10,636)
Depreciation and amortization	486	—	—	—	—	486
Interest expense, other	—	—	—	—	—	—
Minority interest	—	—	—	—	—	—
Loss on disposal of assets	14,588	—	—	—	—	14,588
Other operating expense	(2,147)	—	—	—	—	(2,147)

Total expenses	2,677	—	—	—	—	2,677

	—	—	—	—	—	—
Loss before income taxes	(742)	—	—	—	—	(742)
	—	—	—	—	—	—
Income tax expense	16,501	—	—	—	—	16,501

Loss before cumulative effect of change in accounting principle	(17,243)	—	—	—	—	(17,243)

	—	—	—	—	—	—
Cumulative effect of change in accounting principle	—	—	—	—	—	—
	—	—	—	—	—	—

Net loss	(17,243)	—	—	—	—	(17,243)

Note: Company abreviations included on cover page to the financial statements

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	November 1, 2007- November 30, 2007

HBMC STATEMENT OF CASH FLOWS

FOR THE ELEVEN MONTH PERIOD ENDED NOVEMBER 30, 2007

(Dollars in Thousands)

November 30, 2007
Operating activities
Net loss	$(153,128)
Adjustments to reconcile net loss to net cash used in operating activities:
Goodwill impairment	39,995
Depreciation and amortization	6,794
Provision for losses associated with certain loan sales and mortgage loans held for sale	(5,104)
Capitalization of mortgage servicing rights	(23,172)
Change in fair value of mortgage servicing rights	(77)
Loss on disposal of premises and equipment and lease terminations	42,080
Stock-based compensation, net	3,240
Minority interest	22
Decrease in cash overdraft	—
Deferred taxes	22,218
Decrease (increase) in restricted cash	67,728
(Increase) decrease in mortgage loans held for sale, net	(116,769)
Purchase of mortgage loans held for sale from parent	—
Decrease (increase) in trading securities	4,072
Decrease (increase) in accrued interest receivable	660
Net change in funds due from/to affiliates	(56,725)
Decrease (increase) in other assets	34,724
(Decrease) increase in accrued interest payable	(2,127)
Decrease in other liabilities	(30,040)

Net cash used in operating activities	(165,609)

Investing activities
Purchase of premises and equipment, net	(3,498)
Proceeds from sale of trading securities	—

Net cash used in investing activities	(3,498)

Financing activities
Capital contribution	97,290
Increase in warehouse line of credit, net	118,246
Increase in repurchase agreements	—
Net change in intercompany debt	—
Net change in loan funding payable	(62,377)

Net cash provided by financing activities	153,159

Net decrease in cash	(15,948)
Cash and cash equivalents at beginning of period	20,255

Cash and cash equivalents at end of period	4,307

Note: Company abreviations included on cover page to the financial statements

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	November 1, 2007- November 30, 2007

IV. Disbursements for Calculating U.S. Trustee Fees (Dollars in Thousands)

	HomeBanc Mortgage Corporation	HomeBanc Corp	Homebanc Funding Corporation	HomeBanc Funding Corporation II	HMB Acceptance Corporation	HMB Mortgage Partners, LLC
Total disbursements during the current month	$2,812	$31	$—	$—	$—	$—
LESS: Transfers to Debtor-in-Possession Accounts	—	—	—	—	—	—
PLUS: Estate Disbursements made by Outside Sources (i.e. from Escrow Accounts)	—	—	—	—	—	—

Total - Disbursements for Calculating U.S. Trustee Quarterly Fees	$2,812	$31	$—	$—	$—	$—

Note    Cash disbursements are made from HomeBanc Mortgage Corporation only

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	Nov 1, 2007- Nov 30, 2007

V. Certifications

A. Bank Reconciliation Certification

The undersigned verifies that, to the best of my knowledge, all of the Debtors’ November 30, 2007 bank balances have been reconciled in an accurate and timely manner.

B. Post-petition Taxes Certification

The undersigned verifies that, to the best of my knowledge, all post-petition tax obligations, including but not limited to, payroll, real property, income, franchise, and other taxes have been paid to the proper taxing authority when due.

Homebanc Mortgage Corporation, for itself and its subsidiary debtors; Debtors-in-Possession

By:	/s/ Donald R. Ramon
Donald R. Ramon
Senior Vice President and Controller

Date: December 20, 2007

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	November 1, 2007- November 30, 2007

VI. Summary of Post-petition Accounts Receivable and Accounts Payable, including Agings (Dollars in Thousands)

Accounts Receivable Agings as of Current Month-end

Amount
Current (due during next 30 days)	—
Past Due 1-30 Days	—
Past Due 31-60 Days	—
Past Due 61-90 Days	—
Past Due Over 90 Days	—
Open Receivables (non-aged)	2,200

Total Accounts Receivable	$2,200

Post-petition Accounts Payable as of Current Month-end

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable - Trade	$—	$—	$—	$—	$—	$—

Note: all post-petition trade payable invoices received were paid as of month end

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	Nov 1, 2007- Nov 30, 2007

VII.	Debtor Questionnaire

	Yes	No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		XXX

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide and explanation below.		XXX

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.	XXX

4. Are workers compensation, general liability, and other necessary insurance coverages in effect? If no, provide an explanation below.	XXX

Notes:

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	Nov 1, 2007- Nov 30, 2007

Bank Account Summary

See attached sheets that follow

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re:	Case No.	07-11079
HomeBanc Mortgage Corporation and Debtor Subsidiaries	Reporting Period:	November 1, 2007- November 30, 2007

Bank Account Name	Account Owner	Account Number	Ledger Balance
			(amounts in 000’s)
Wachovia Master Cash	HBMC	2080000697499	868
Wachovia Master Cash	HMB	2000016950090	(2,820)
Wachovia Master Cash	HBFCI	2000015260875 / 2000015260642	5,073
Wachovia Master Cash	HBFCII	2000015260655	780
Wachovia Master Cash	HBAC	2000015260846	(192)
JPMC Operating	HBMC	113207618	96
JPMC Aggregation Collection	HBMC	730142627	3.047
JPMC Liquid Funding Collection	HBMC	709382329	10
JPMC Collection Account	HMB	113398359	82
JPMC Master Account	HMB	66656222	709
Wachovia Operating	HBMP	2000032602937	111
HomeBanc Title Partners Operating	HB Mtg Partners	Non-Debtor	176

			7,940

Bank Reconciliation Certification

The undersigned verifies that, to the best of my knowledge, all of the Debtors’ November 30, 2007 bank balances have been reconciled in an accurate and timely manner.

Homebanc Mortgage Corporation, for itself and its subsidiary debtors in possession

By:	/s/ Donald R. Ramon
Donald R. Ramon
Senior Vice President and Controller

Date: November 20, 2007